UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 21, 2026
______________________
CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
______________________

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On April 23, 2026, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2026. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on April 23, 2026, the Company made available on the Investors section of the Company’s website at www.cassinfo.com, an investor presentation and an earnings supplement that includes information about the Company’s business and developments and certain financial information relating to the first quarter of fiscal 2026. The information contained in these presentations is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements that the Company may make, by press release or otherwise, from time to time. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the earnings supplement is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The Company has used, and intends to continue using, the Investors portion of its website to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, investors are encouraged to monitor the Company’s website in addition to following press releases, SEC filings, and public conference calls and webcasts.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2026, Ralph W. Clermont, James L. Lindemann, and Sally H. Roth retired from the Company’s Board of Directors after not standing for re-election at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Their decisions not to stand for re-election are not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

On April 22, 2026, the Company issued a press release announcing the election of Mr. Drabik as a director and the retirements of Mr. Clermont, Mr. Lindemann and Ms. Roth, respectively. A copy of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 21, 2026, the Company held its 2026 Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting:

(a) Election of seven directors to serve a one-year term ending in 2027, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric H. Brunngraber	8,637,669	89,737	65,045	1,836,269
John J. Drabik	8,711,926	16,556	63,969	1,836,269
Benjamin F. Edwards IV	8,493,630	229,398	69,423	1,836,269
Wendy J. Henry	8,700,246	16,166	76,039	1,836,269
Ann W. Marr	8,665,332	51,447	75,672	1,836,269
Martin H. Resch	8,676,113	47,802	68,536	1,836,269
Joseph D. Rupp	8,704,448	22,009	65,994	1,836,269

All director nominees were elected.

Accordingly, on April 21, 2026, John J. Drabik was elected as a member of the Company’s Board of Directors. As a member of the Board, Mr. Drabik has been appointed to serve on the Company’s Audit and Risk Committee.

As a member of the Board, Mr. Drabik will be entitled to receive the same compensation provided to the Company’s other non-employee directors, which includes a cash retainer and an annual grant of restricted stock valued at $80,000. Restricted stock awards are issued under the Company’s 2023 Omnibus Stock and Performance Compensation Plan. The shares carry voting and dividend rights and vest in one year on the first anniversary date of the award or, if elected by the director, vest at retirement from the Board.

With respect to the election of Mr. Drabik, there are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, no arrangements or understandings with any other person required to be disclosed pursuant to Item 5.02(d) of Form 8-K and 401(b) of Regulation S-K, and no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

On April 22, 2026, the Company issued a press release announcing the retirements of Mr. Clermont, Mr. Lindemann and Ms. Roth, described above and the election of Mr. Drabik as a director. A copy of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Advisory approval of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,612,297	138,937	41,217	1,836,269

The Company’s executive compensation was approved by advisory vote.

(c) Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026:

Votes For	Votes Against	Abstentions
10,525,001	89,838	13,881

The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2026 was ratified.

Item 8.01.    Other Events.
On April 21, 2026, the Company’s Board of Directors declared a second quarter dividend of $0.32 per share payable on June 15, 2026 to shareholders of record on June 5, 2026.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 23, 2026.

99.2	Investor presentation made available on the Investors section of the Company’s website.

99.3	Earnings supplement made available on the Investors section of the Company’s website.

99.4	Press release issued by Cass Information Systems, Inc. dated April 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 23, 2026

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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